Exhibit (j)(2)

Consent of Independent Registered Public Accounting Firm

The Board of Directors

Voya Variable Portfolios, Inc.

We consent to the use of our report dated February 26, 2020, with respect to the financial statements of Voya Emerging Markets Index Portfolio, Voya International Index Portfolio, Voya RussellTM Large Cap Growth Index Portfolio, Voya RussellTM Large Cap Index Portfolio, Voya RussellTM Large Cap Value Index Portfolio, Voya RussellTM Mid Cap Growth Index Portfolio, Voya RussellTM Mid Cap Index Portfolio, Voya RussellTM Small Cap Index Portfolio, and Voya U.S. Bond Index Portfolio, each a series of Voya Variable Portfolios, Inc., incorporated herein by reference and to the references to our firm under the headings "Financial Highlights" in the Prospectuses and "Independent Registered Public Accounting Firm" in the Statement of Additional Information.

/s/ KPMG LLP

Boston, Massachusetts

April 20, 2020

Exhibit (j)(2)

Consent of Independent Registered Public Accounting Firm

The Board of Directors/Trustees

Voya Variable Portfolios, Inc., Voya Balanced Portfolio, Inc., Voya Variable Funds, Voya Government Money Market Portfolio, and Voya Intermediate Bond Portfolio

We consent to the use of our report dated February 13, 2020, with respect to the financial statements of Voya Index Plus LargeCap Portfolio, Voya Index Plus MidCap Portfolio, and Voya Index Plus SmallCap Portfolio, each a series of Voya Variable Portfolios, Inc., incorporated herein by reference and to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Independent Registered Public Accounting Firm" in the Statement of Additional Information.

We also consent to the use of our report dated February 26, 2020, with respect to the financial statements of Voya Global High Dividend Low Volatility Portfolio and Voya Small Company Portfolio, each a series of Voya Variable Portfolios, Inc., Voya Balanced Portfolio, a series of Voya Balanced Portfolio, Inc., Voya Growth and Income Portfolio, a series of Voya Variable Funds, Voya Government Money Market Portfolio, a series of Voya Government Money Market Portfolio, and Voya Intermediate Bond Portfolio, a series of Voya Intermediate Bond Portfolio, incorporated herein by reference and to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Independent Registered Public Accounting Firm" in the Statement of Additional Information.

/s/ KPMG LLP

Boston, Massachusetts

April 20, 2020